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                                 EXHIBIT 10 (a)

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

                                       OF

                  BANC ONE CORPORATION AND BANC ONE AFFILIATES

                           Effective January 1, 1994

1. PURPOSE OF THE PLAN: The purpose of the Deferred Compensation Plan for Directors of BANC ONE CORPORATION AND BANC ONE Affiliates (the "Plan") is to provide a means by which a member of the board of directors of either BANC ONE CORPORATION or an Affiliate of BANC ONE CORPORATION may defer the payment of all (but not less than all) of the fees payable to the Director for services rendered by the Director.

2. DEFINITIONS: When used herein, the following terms shall have the following meanings:

         (a) "Affiliate" means a subsidiary of or any entity controlled by BANC ONE CORPORATION.

         (b) "Election & Direction and Beneficiary Designation Forms" means the form attached to the Plan which shall be used by a director to: (i) defer the payment of Fees in accordance with the provisions of the Plan and shall also include any prior forms used in connection with the Plan for the purpose of deferring payment of Fees; (ii) designate, from time to time, any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as the beneficiary or beneficiaries to whom the Director's Plan benefits are paid if the Director dies before receiving all such benefits and shall also include any prior forms used by a Director in connection with the Plan for the purpose of designating such Director's beneficiaries.

         (c)      "Board" means the Board of Directors of BANC ONE CORPORATION.

         (d) "Change of Control" means any change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change of control shall be deemed to have occurred if: (i) any "person" (as such term is defined in Sections 13(d) and 14(d)(2) of the Exchange Act) other than the Corporation or an entity then directly or indirectly controlling, controlled by or under common control with the Corporation is, becomes or commences a tender offer to become the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then-outstanding securities; (ii) the Corporation merges or consolidates with another corporation; or (iii) a sale, lease, exchange, or other disposition of all or substantially all of the assets of the Corporation takes place.

         (e) "Committee" means the employee or employees of the Corporation or an Affiliate who have been designated by a committee of at least three members of the Board to supervise the administration of the Plan by the Corporation.

         (f)      "Corporation" means BANC ONE CORPORATION.

         (g) "Director" means a statutory director, an emeritus director, or an honorary director of the Corporation or an Affiliate who is not an officer or employee of the Corporation or an Affiliate.
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         (h)      "Fees" means amounts payable by the Corporation or an
                  Affiliate to a Director fur services rendered by the Director to the Corporation or Affiliate, including retainer, meeting, and committee fees.

         (i)      "Plan Administrator" means the Corporation.

         (j) "Share" or "Shares" means the common shares of the Corporation.

3. ELIGIBILITY: Any person who receives Fees as a Director is eligible to be a participant in this Plan.

4. ELECTION TO DEFER: A Director may elect, on or before December 31 of any year, to defer payment of all (but not less than all) of the Fees earned during the calendar year following such election and all succeeding calendar years. Any person who becomes a Director during any calendar year, and who was not a Director on the preceding December 31, may elect, before such Director's term begins, to defer payment of all (but not less than all) of the Fees earned by the Director for the remainder of such calendar year and all succeeding calendar years. Any such elections shall be made on the Election & Direction Form which shall be delivered to the Plan Administrator. Any such elections shall be effective until the earlier of the following events: (a) the Director terminates his election under section 11 of this Plan, or (b) the Director ceases to be a Director of the Corporation.

5. DIRECTORS' DEFERRED ACCOUNTS: Fees deferred at the election of a Director shall be held in the general funds of the Corporation and shall be credited to an account established by the Corporation in the Director's name to which deferrals made in accordance with this Plan are credited. The Fees deposited in the Director's deferred account shall earn interest under the Interest Program or, alternatively, shall be invested in the BANC ONE Stock Program. Each Director who chooses to participate in this Plan shall elect on the Election & Direction Form to participate in the Interest Program or the BANC ONE Stock Program, or both. All deferred fees not specifically designated by a Director to be credited to the Interest Program shall be credited to the BANC ONE Stock Program. Effective with the first day of any next succeeding quarter, any Director may prospectively change the Director's election to participate in the Interest Program and/or the BANC ONE Stock Program by delivering a new Election & Direction Form to the Plan Administrator. Such designation shall affect the deferral of future fees and shall have no affect on former fees which shall remain in the Interest Program or the BANC ONE Stock Program as previously designated unless an election is made pursuant to section 8 of this plan.

6. INTEREST PROGRAM: If the Director elects to participate in the Interest Program, the Director's deferred account shall be administered pursuant to the terms of this section. The Corporation shall on the first day of each calendar quarter credit interest to the Director's deferred account calculated on the basis of the balance in such account on the first day of the preceding quarter plus the amount of fees deferred in the preceding quarter at the average interest rate paid on money market deposit accounts or equivalent deposit accounts in the preceding quarter by Bank One, Columbus, N.A.

7.       BANC ONE STOCK PROGRAM:

         (a) If the Director elects to participate in the BANC ONE Stock Program, the Director's deferred account shall be invested in Shares of the Corporation and cash or cash equivalent securities as determined by the Plan Administrator or its agent from time to time.

         (b) The cash dividends which are paid on the Shares in the BANC ONE Stock Program shall be reinvested in additional Shares of the Corporation within a reasonable time following payment of such dividends.
8.       TRANSFERS OF PRIOR DEFERRALS: During the annual election
         period, any Director who is not an Insider may elect to transfer prior deferral amounts from one portfolio to another, such transfer to be effective December 31st of the year in which the election is made. Insiders will not be permitted to make such transfers. The election to transfer prior deferral amounts must be received by the Plan Administrator by the last business day prior to December 31st, in order to be effective December 31st. Any such transfer will be valued as of the last business day prior to December
         31st. As used in this Section 8, the term Insider      shall include
         any Director who is

         (a)      a director or executive officer of BANC ONE CORPORATION

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DF-PLAN Rev 11-17-93
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          (b)     a member of BANC ONE CORPORATION'S Policy Committee, or

          (c)     designated as an Insider by BANC ONE CORPORATION.

9.       DISTRIBUTIONS FROM DIRECTORS' ACCOUNTS:

         (a) PAYMENTS TO DIRECTORS. Amounts credited to a Director under the Plan shall be distributed as follows:

                  (1) Thirty days after the first business day of the calendar year following the date the Plan Administrator is notified that the Director has ceased to be a Director;

                  (2) Thirty days after the date specified by the Director in a written request to the Plan Administrator to receive all or a portion of his account because the Director is experiencing an unforeseeable emergency or severe financial hardship beyond the control of the Director; provided that the chief executive officer of the Corporation approves the request; or

                  (3) Thirty days after the date specified by the Director in a written request to the Plan Administrator to receive all or a portion of his account in the event of a Change of Control;

                  provided, further, however, that no distribution hereunder shall be made to any Director until (i) not fewer than six months have elapsed following the most recent award or payment of Fees to the Director pursuant to this Plan or (ii) the Director's death, retirement, or termination as a Director and as an employee of the Corporation or an Affiliate.

                  Amounts credited to a Director under the Plan shall be distributed in a lump sum payment or in approximately equal annual installments over a five or ten-year period as the Director has elected on the Election & Direction Form and the Beneficiary Designation Form. Such election shall be made prior to the date on which the Director ceases to be a Director. If a Director fails to make such an election, the amounts credited to a Director under the Plan shall be paid in approximately equal annual installments of cash over a five-year period. All distributions under this Plan shall be calculated on the basis of the value of the Director's account balance as of the last business day of the calendar quarter preceding the commencement date described above, or in the case of an installment payment, the account balance as of the last business day of the calendar quarter preceding the installment payment. The first installment (or the lump sum payment if the Director so elects) shall be paid on the commencement date described above and subsequent installments shall be paid within thirty days after the first business day of each succeeding calendar year until the entire amount credited to the Director's deferred account shall have been paid. During such time as amounts credited to a Director under the Plan continue to be held for the Director or the Director's beneficiary, such amounts shall continue to earn interest or cash dividends as set forth in section 6 and 7, above.

         (b) DISTRIBUTION TO BE PAID IN CASH BASED UPON PARTICIPATION IN STOCK PROGRAM. In the event the Director has been a participant in the BANC ONE Stock Program, the Director (or the Director's beneficiary as the case may be) shall receive his distribution from the Plan in cash based upon the market value on the open market of the Shares based on the number of Shares credited to the Director's account as of the last day of the preceding quarter.

         (c) PAYMENTS IN THE EVENT OF A DIRECTOR'S DEATH. In the event a Director dies before payments from the Director's account have commenced or after such payments have commenced but before the entire amount credited to the Director's account has been paid, all amounts credited to the Director's account at the time of the Director's death, together with accumulated interest thereon, shall be paid to the beneficiary or beneficiaries described in section 10, below, in a lump sum payment on or before the first business day of the sixth month following the month in which the Director dies unless the Director has indicated on the Beneficiary Designation Form that payments are to continue to the Director's beneficiary or beneficiaries in the same manner that such payments have previously been made to the Director pursuant to sections 9(a) and (b), above, or that such payments are to be paid to the Director's beneficiary or beneficiaries on an installment basis over a five or ten-year period.

                                       - 3 -
                                                            DF-PLAN Rev 11-17-93
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10.      BENEFICIARY DESIGNATION:

         (a) Each Director who has a deferred account hereunder may from time to time submit an Beneficiary Designation Form to the Plan Administrator. Each Beneficiary Designation Form filed with the Plan Administrator will revoke all previous beneficiary designations. The revocation of a beneficiary designation, no matter how effected, shall not require the consent of or notice to any designated beneficiary.

         (b) If any Director fails to designate a beneficiary in the manner provided above, or if any Director is not survived by such beneficiary or beneficiaries, all amounts credited to a Director's account at the time of the Director's death, together with accumulated interest thereon, shall be paid in a lump sum as follows:

                 (i) If the Director's spouse survives the Director, then all to the spouse;

                 (ii) If the Director's spouse does not survive the Director, then all to the descendants of the Director (whether lineal or adopted) who survive the Director, per stirpes;

                 (iii) If neither the Director's spouse nor the Director's descendants survive the Director, then all to the Director's heirs at law.

11. TERMINATION OF ELECTION: A Director may terminate the election to defer payment of Fees under the Plan by written notice delivered to the Plan Administrator. Such termination shall become effective as of the end of the calendar year in which notice of termination is given with respect to fees payable fur services as a Director during subsequent calendar years. Amounts credited to the deferred account of a Director prior to the effective date of termination shall not be affected thereby and shall be paid in accordance with Section 9.

12. ADMINISTRATION OF THE PLAN: The decision of the Committee with respect to any questions arising as to the administration or interpretation of this Plan, including the discontinuance of any or all of the provisions thereof, shall be final, conclusive, and binding. The Committee reserves the right to modify this Plan from time to time or to terminate the Plan, provided, however, that no modification of this Plan shall void an Election already in effect for the current calendar year or any preceding calendar year.

13. TITLE TO DEFERRED FUNDS: All amounts credited to a Director's deferred account shall remain general assets of the Corporation and shall be subject to the claims of general creditors of the Corporation.

14. NONASSIGNABILITY: No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, assign, sell, pledge, encumber or charge the same shall be void.

15. GENDER AND NUMBER: Except when indicated by the context, any masculine terminology used herein shall also include the feminine, and the use of any term herein in the singular may also include the plural.

                                                  -4-
                                                           DF-PLAN Rev 11-17-93

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
                 OF BANC ONE CORPORATION AND BANC ONE COMPANIES

                      ELECTION & DIRECTION DESIGNATION TO
                 BANC ONE CORPORATION AS THE PLAN ADMINISTRATOR


An agreement between___________________, who is a director of ________________, and BANC ONE CORPORATION.

This agreement is subject to all of the terms of the Deferred Compensation Plan for Directors of BANC ONE CORPORATION and BANC ONE Companies ("the Plan"). I have examined the Plan terms and conditions and I agree to be bound by them.
I hereby make the following elections with respect to the application of my fees (as a director of BANC ONE CORPORATION or of a BANC ONE Company) to be deferred under the Plan for the fiscal year (BANC ONE) ending December 31, 1994, and subsequent years.

A. I elect to defer all fees payable to me as a BANC ONE Director during 1994. My election with respect to deferral of my director fees shall remain in effect in future years unless I amend or terminate my participation in the Plan prior to beginning of the applicable year.

B. DEFERRED FEES INVESTMENT ELECTIONS *
        1994 and Future Fees:                          Prior Deferral Funds Transfer:
__  BANC ONE                            You may wish to tell us the amount or percent to transfer.
     Stock Program
                                        __  FROM BANC ONE STOCK PROGRAM TO INTEREST PROGRAM %
                        _____%
                                            Please transfer $ _______ or ____%
                                            of my current balance.

__   Interest Program                   __  FROM INTEREST PROGRAM TO BANC ONE STOCK PROGRAM

                                            Please transfer $ ________ or ______ %
                        ____ %              of my current balance.

                                        OR
                                          You may wish to tell us how you would like your
                                          total past contributions to be allocated between funds.

        Total must equal  100%          __  Stock  ___%   Interest   ___%
                         ======

*In the absence of an election in this section, deferrals will be invested in the BANC ONE Stock Program
 (see Section 5 of the Plan).

C. I direct that when I am entitled to receive a distribution from the Plan such distribution from my Deferred Account be paid in:

      ___ Lump Sum          ___ 5 Annual Payments        ___ 10 Annual Payments


I understand that director fees deferred in accordance with my election here-under will be administered by the Plan Administrator in a Deferred Account in accordance with the provisions of the Plan and that my rights, and those of my beneficiaries, shall be those of an unsecured creditor of BANC ONE CORPORATION.

Full Name: ______________________________ Social Security Number: ___-__-____

                                Signature of
Dated: ____________________     Participant: _________________________________

                                Witness
Dated: ____________________     Signature: ___________________________________

Above deferral, election, and designation is approved as of:

                                                          BANC ONE CORPORATION

Dated: ____________________                By:_________________________________

C:FORM-DF.wk1

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                              BANC ONE CORPORATION

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

              DESIGNATION OF BENEFICIARY OR CHANGE OF BENEFICIARY



Participant's Full Name_______________________________________________________

______________________                             ___________________________
Social Security Number                             Name of BANC ONE Employer


I hereby make the following Beneficiary Designation under the BANC ONE CORPORATION Deferred Compensation Plan for Directors to receive any and all death benefits payable to a Beneficiary under the Plan by reason of my death:


I hereby designate as my Primary Beneficiary:

Full Name:_______________________________________ Relationship:________________

Social Security Number:____________________


I hereby designate as my Secondary Beneficiary:

Full Name:_______________________________________ Relationship:________________

Social Security Number:____________________


This Beneficiary designation cancels any previous designation.


                                                   Signature of
Dated:____________________________________________ Participant:________________

                                                   Signature of
Dated:____________________________________________ Witness:____________________


Receipt on_________________________________, 19________ of the above
Designation of Beneficiary is hereby acknowledged to the Participant.


                                                   BANC ONE CORPORATION

                                                   By:_________________________
                                                          Plan Administrator

B:DF-BENE